Exhibit 99.1

SAMSON OIL & GAS LIMITED ANNOUNCES RESULTS OF ANNUAL GENERAL MEETING

Perth – Friday 30 October 2015

Pursuant to ASX Listing Rule 3.13.2, Samson Oil & Gas Limited advises on the outcome of voting on the resolutions put to shareholders at the Annual General Meeting held on 29 October 2015.

Details of the voting in regard to the resolutions (together with the information required to be given by Section 251AA of the Corporations Act) was as follows:

Resolution 1 – Re - Election of Keith Skipper as a Director

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	166,602,898

Votes of proxies directed to vote against the resolution	:	311,309,767

Votes of proxies directed to abstain on the resolution	:	5,313,739

Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 1 was defeated on a Poll. Votes were as follows:

Votes of proxies directed to vote for the resolution	:	166,602,898

Votes of proxies directed to vote against the resolution	:	311,579,767

Votes of proxies directed to abstain on the resolution	:	5,313,739

Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 2 – Adoption of Remuneration Report

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	136,851,573

Votes of proxies directed to vote against the resolution	:	318,267,011

Votes of proxies directed to abstain on the resolution	:	28,107,820

Votes of proxies able to vote at the proxies' discretion	:	-

Samson Oil & Gas USA

1331, 17th Street, Suite 710, Denver Colorado 80202 Tel + 1 303 295 0344 Fax + 1 303 295 1961

Samson Oil & Gas Limited

Level 16, AMP Building, 140 St Georges Terrace, Perth Western Australia 6000 / PO Box 7654, Cloisters Square Perth Western Australia 6850
Tel + 61 8 9220 9830 Fax + 61 8 9220 9820 ABN 25 009 069 005 ASX Code SSN

Resolution 2 was defeated on a Poll. Votes were as follows:

Votes of proxies directed to vote for the resolution	:	136,851,573

Votes of proxies directed to vote against the resolution	:	318,537,011

Votes of proxies directed to abstain on the resolution	:	28,107,820

Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 3 – Spill Resolution

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	345,287,088

Votes of proxies directed to vote against the resolution	:	127,633,115

Votes of proxies directed to abstain on the resolution	:	10,306,201

Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 3 was passed by a poll. Votes were as follows:

Votes of proxies directed to vote for the resolution	:	345,447,088

Votes of proxies directed to vote against the resolution	:	127,633,115

Votes of proxies directed to abstain on the resolution	:	10,416,201

Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 4 – Advisory vote on named executive officer compensation

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	122,742,350

Votes of proxies directed to vote against the resolution	:	338,136,766

Votes of proxies directed to abstain on the resolution	:	22,347,288

Votes of proxies able to vote at the proxies' discretion	:	-

Samson Oil & Gas USA

1331, 17th Street, Suite 710, Denver Colorado 80202 Tel + 1 303 295 0344 Fax + 1 303 295 1961

Samson Oil & Gas Limited

Level 16, AMP Building, 140 St Georges Terrace, Perth Western Australia 6000 / PO Box 7654, Cloisters Square Perth Western Australia 6850
Tel + 61 8 9220 9830 Fax + 61 8 9220 9820 ABN 25 009 069 005 ASX Code SSN

Resolution 4 was defeated by a poll. Votes were as follows:

Votes of proxies directed to vote for the resolution	:	122,742,350

Votes of proxies directed to vote against the resolution	:	338,406,766

Votes of proxies directed to abstain on the resolution	:	22,347,288

Votes of proxies able to vote at the proxies' discretion	:	-

Voting at the Annual General Meeting resulted in a second strike against the Company’s Remuneration Report and the resulting Spill Resolution was passed. Accordingly, Directors wish to advise that pursuant to Section 250V of the Corporations Act a Spill Meeting will be convened within 90 days. Details of the Spill Meeting will be advised as soon as practicable.

For and on behalf of the Board of Directors of
SAMSON OIL & GAS LIMITED

DENIS RAKICH
Company Secretary

Samson Oil & Gas USA

1331, 17th Street, Suite 710, Denver Colorado 80202 Tel + 1 303 295 0344 Fax + 1 303 295 1961

Samson Oil & Gas Limited

Level 16, AMP Building, 140 St Georges Terrace, Perth Western Australia 6000 / PO Box 7654, Cloisters Square Perth Western Australia 6850
Tel + 61 8 9220 9830 Fax + 61 8 9220 9820 ABN 25 009 069 005 ASX Code SSN